Revenue from Contracts with Customers	3 Months Ended
Mar. 31, 2025
Revenue from Contracts with Customers [Abstract]
Revenue from Contracts with Customers
4.
REVENUE FROM CONTRACTS WITH CUSTOMERS

Disaggregation of revenue

The table below disaggregates total revenue by reportable segment (see Note 14) for the three months ended March 31, 2025 and 2024:

	Three Months Ended
	March 31,
	2025	2024
(in USD and thousands)
Ocean	$558,978	$447,680
River	214,083	165,431
Other	123,995	105,044
Total revenue	$897,056	$718,155

Total revenue for the three months ended March 31, 2025 increased by $178.9 million to $897.1 million from $718.2 million for the same period in 2024. This increase was primarily due to an increase in passenger cruise days and higher revenue per passenger cruise day. During the three months ended March 31, 2025, the Group’s fleet included additional ships due to the deliveries of the Viking Hathor, Viking Sobek and Viking Vela and the commencement of the Viking Yi Dun accommodation agreement in September 2024.

Regional economic trends affect the Group’s revenue and cash flows. The table below disaggregates percentage of passengers by source market, which is the passenger’s home country or region, for the three months ended March 31, 2025 and 2024:

	Three Months Ended
	March 31,
	2025	2024
North America	91.5%	91.4%
Other	8.5%	8.6%
	100.0%	100.0%

The disaggregation by source market is similar across all reportable segments.

The Group’s vessels and ships primarily operate in Europe.